SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 23, 2006

                              WINTHROP REALTY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      001-06249                                          34-6513657
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On October 23, 2006, Winthrop Realty Trust issued a press release announcing its expected revenues for the three months and nine months ended September 30, 2006, net income applicable to common shares of beneficial interest for the three months and nine months ended September 30, 2006 and net cash flow from operations for the nine months ended September 30, 2006. A copy of the release is attached hereto as Exhibit 99.1 to this Report on Form 8-K. The release shall be deemed filed and not furnished and is incorporated by reference to this 8-K filing.


Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Press Release dated October 23, 2006*

*information contained in such Press Release is to be filed and not furnished, as permitted by Instruction B.2 of the General Instructions of Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of October, 2006.

                                            WINTHROP REALTY TRUST


                                            By: /s/ Peter Braverman
                                                -----------------------
                                                Peter Braverman
                                                President